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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 6, 1998


                              LSI LOGIC CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
            DELAWARE                                0-11674                                94-2712976
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(STATE OR OTHER JURISDICTION OF             (COMMISSION FILE NUMBER)         (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)
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                             1551 MCCARTHY BOULEVARD
                           MILPITAS, CALIFORNIA 95035

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          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (408) 433-8000

                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On August 6, 1998, the Registrant acquired from Hyundai Electronics America, a California corporation ("HEA"), all of the outstanding capital stock of Symbios, Inc. ("Symbios"), a Delaware corporation and the wholly-owned subsidiary of HEA. The transaction was completed pursuant to (i) the Stock Purchase Agreement, dated as of June 28, 1998, by and among the Registrant, HEA, and Hyundai Electronics Industries Co., Ltd., a corporation incorporated under the laws of the Republic of Korea ("HEI") and the parent of HEA and (ii) the First Amendment to Stock Purchase Agreement, dated as of August 6, 1998, by and among Registrant, HEA and HEI. As a result of the transaction, Symbios is now a wholly-owned subsidiary of the Registrant.

        The Registrant paid approximately $760 million in cash for all of the outstanding capital stock of Symbios, which included the assumed liabilities of Symbios. In addition, the Registrant assumed all of the options outstanding under Symbios' 1995 Stock Plan. The Registrant funded the purchase through a combination of cash revenues and credit facilities by and among the Registrant, LSI Logic Japan Semiconductor, Inc., a wholly-owned subsidiary of Registrant ("LLJS"), ABN AMRO Bank N.V., as agent for the syndicate of lenders ("ABN AMRO"), and a syndicate of lenders to be determined by ABN AMRO (the "Lenders"), pursuant to the Credit Agreement, dated as of August 5, 1998, by and among the Registrant, LLJS, ABN AMRO and the Lenders. The transaction will be accounted for as a purchase.

        Symbios designs, manufactures and markets client/server integrated circuits, cell-based application specific integrated circuits, host adapter boards and storage subsystems. The Registrant intends for Symbios to continue these operations.

        The information that is set forth in the Registrant's Press Release dated August 7, 1998 is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)     Financial Statements of Business Acquired.

                It is impracticable for the registrant to provide the required financial statements for the business acquired at the time of filing this report, but the registrant will file such required financial statements, if required pursuant to this item and Rule 3-05(b) of Regulation S-X, by amendment to this report as soon as practicable, but not later than sixty days after this report was required to be filed initially.

        (b)     Pro Forma Financial Information.

                It is impracticable for the registrant to provide the required pro forma information for the business acquired at the time of filing this report, but the registrant will file such required pro forma information, if required pursuant to this item and Article 11 of Regulation S-X, by amendment to this report as soon as practicable, but not later than sixty days after this report was required to be filed initially.


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        (c)     Exhibits.

                2.1 Stock Purchase Agreement, dated as of June 28, 1998, by and among the Registrant, HEA and HEI.

                2.2 First Amendment to Stock Purchase Agreement, dated as of August 6, 1998, by and among Registrant, HEA and HEI.

                10.42 Credit Agreement, dated as of August 5, 1998, by and among Registrant, LLJS, ABN AMRO and Lenders.

                99.1    Text of Press Release, dated as of August 7, 1998.


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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LSI LOGIC CORPORATION
                                       A Delaware Corporation


Dated: August 21, 1998                 By: /s/ R. Douglas Norby
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                                               R. Douglas Norby
                                               Executive Vice President, Finance
                                               and Chief Financial Officer


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                                 EXHIBIT INDEX


Exhibit Number    Description
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      2.1         Stock Purchase Agreement, dated as of June 28, 1998, by and among the Registrant, HEA and HEI.

      2.2 First Amendment to Stock Purchase Agreement, dated as of August 6, 1998, by and among Registrant, HEA and HEI.

      10.42 Credit Agreement, dated as of August 5, 1998, by and among Registrant, LLJS, ABN AMRO and Lenders.

      99.1        Text of Press Release, dated August 7, 1998.